Consent of Independent Accountants

We  hereby  consent  to  the  incorporation  by  reference  in  the registration
statement  on  Form  S-8 (SEC File No. 333-           ) of Equity Oil Company of
our report dated January 31, 2000 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
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        Signature

Salt Lake City, Utah
March 2, 2000